UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 21, 2014
(Date of earliest event reported)

JPMBB Commercial Mortgage Securities Trust 2014-C19
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
Barclays Bank PLC
KeyBank National Association
Starwood Mortgage Funding II LLC
(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-190246-04	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code        (212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.               Other Events.

On May 21, 2014, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMBB Commercial Mortgage Securities Trust 2014-C19, Commercial Mortgage Pass Through Certificates, Series 2014-C19, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2014 and as to which a final executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor. The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-SB Certificates, Class X-A Certificates, Class X-B Certificates, Class A-S Certificates, Class B Certificates, Class C Certificates and Class EC Certificates (the “Public Certificates”), having an aggregate initial principal amount of $1,238,661,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Barclays Capital Inc. (“Barclays Capital”), and KeyBanc Capital Markets Inc. (“KeyBanc” and, collectively with JPMS and Barclays Capital, the “Underwriters”), pursuant to an Underwriting Agreement, dated April 29, 2014, among the Registrant, JPMS, Barclays Capital and KeyBanc.  In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On May 21, 2014, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $1,238,661,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $5,366,860.89, were approximately $1,340,798,910.40.  Of the expenses paid by the Registrant, approximately $1,178,250.68 were paid directly to affiliates of the Registrant, $43,271.25 in the form of fees were paid to the Underwriters, $77,888.25 were paid to or for the Underwriters and $4,067,450.71 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates  of such expenses. No underwriting discounts and commissions or finder’s fees  were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-190246) was originally declared effective on October 24, 2013.

On May 21, 2014, the Registrant sold (i) the Class X-C, Class D, Class E, Class F, Class NR and Class R Certificates (collectively, the “Pooled Private Certificates”), having an aggregate initial principal amount of $170,910,769, to JPMS, Barclays Capital, KeyBanc and RBS Securities Inc., as initial purchasers, pursuant to a Certificate Purchase Agreement, dated April 29, 2014, by and between the Depositor, JPMS, Barclays Capital, KeyBanc and RBS Securities Inc. and (ii) the Class CSQ Certificates (together with the Pooled Private Certificates, the “Private Certificates”), having an aggregate initial principal amount of $21,703,000, to JPMS, as initial purchaser, pursuant to a Certificate Purchase Agreement, dated April 24, 2014, by and between the Depositor and JPMS. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in JPMBB Commercial Mortgage Securities Trust 2014-C19 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 69 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 100 commercial, multifamily and manufactured housing properties. The Mortgage Loans were acquired by the Registrant (i) from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated as of May 21, 2014 and as to which an executed version is attached hereto as Exhibit 99.1 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Registrant and JPMCB, (ii) from Barclays Bank PLC (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, dated as of May 21, 2014 and as to which an executed version is attached hereto as Exhibit 99.2 (the “Barclays Mortgage Loan Purchase Agreement”), between the Registrant and Barclays, (iii) from Starwood Mortgage Funding II LLC (“SMF II”) pursuant to a Mortgage Loan Purchase Agreement, dated as of May 21, 2014 and as to which an executed version is attached hereto as Exhibit 99.3 (the “SMF II Mortgage Loan Purchase Agreement”), among the Registrant, SMF II and Starwood Mortgage Capital LLC and (iv) KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, dated as of May 21, 2014 and as to which an executed version is attached hereto as Exhibit 99.4 (the “KeyBank Mortgage Loan Purchase Agreement” and together with the JPMCB Mortgage Loan Purchase Agreement, the Barclays Mortgage Loan Purchase Agreement and the SMF II Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), among the Registrant and KeyBank.  The net proceeds of the sale of the Public Certificates and Private Certificates were applied to the purchase of the Mortgage Loans by the Registrant from JPMCB, Barclays, SMF II and KeyBank.

The Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements previously attached as exhibits to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on May 19, 2014.

Item 9.01.               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

Exhibit 4.1
Pooling and Servicing Agreement, dated as of May 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 4.2
Pooling and Servicing Agreement, dated as of February 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated May 21, 2014.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated May 21, 2014 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, among KeyBank National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.4
Mortgage Loan Purchase Agreement, dated as of May 21, 2014 between Starwood Mortgage Funding II LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser and Starwood Mortgage Capital LLC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2014	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (Registrant)

By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1
Pooling and Servicing Agreement, dated as of May 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

4.2
Pooling and Servicing Agreement, dated as of February 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated May 21, 2014.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated May 21, 2014 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)

99.1	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.3	Mortgage Loan Purchase Agreement, dated as of May 21, 2014, among KeyBank National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.4
Mortgage Loan Purchase Agreement, dated as of May 21, 2014 between Starwood Mortgage Funding II LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser and Starwood Mortgage Capital LLC.
(E)